                                                                   Exhibit 10.02

                      BEST INTERNET COMMUNICATIONS, INC.
                      ---------------------------------



                          INVESTORS' RIGHTS AGREEMENT
                          ---------------------------


    THIS INVESTORS' RIGHTS AGREEMENT (this "Agreement"), made and entered into as of the 12th day of June, 1996, by and among BEST INTERNET COMMUNICATIONS,
                                               -----------------------------
INC., a California corporation (the "Company"), and the persons identified on
----
Exhibit A attached hereto (the "Holders"),


                             W I T N E S S E T H:


    WHEREAS, certain persons have the right to acquire shares of the Company's Series A Preferred Stock and/or shares of Common Stock issued upon conversion thereof (the "Series A Preferred Stock") and possess registration rights pursuant to those certain Note and Warrant Purchase Agreements dated as of January 18, 1996 between the Company and such persons (the "Series A Agreements"); and


    WHEREAS, the Holders are parties to the Series B Preferred Stock Purchase Agreement dated as of June 12,1996, between the Company and the Holders (the "Series B Agreement"), certain of the Company's and such Holders' obligations under which are conditioned upon the execution and delivery of this Agreement by such Holders and the Company;


    NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Holders hereby agree as follows:


                                   SECTION 1
                                   ---------



                      Restrictions on Transferability of
                      ----------------------------------

                        Securities; Registration Rights
                        -------------------------------



     1.1  Certain Definitions.  As used in this Agreement, the
          -------------------

following terms shall have the meanings set forth below:


     (a) "Closing" shall mean the date of the initial sale of

shares of the Company's Series B Preferred Stock.

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

     (b) "Commission" shall mean the Securities and Exchange

Commission or any other federal agency at the time administering the Securities Act.


     (c) "Common Stock" shall mean the Common Stock, no par value, of the Company.


     (d) "Exchange Act" shall mean the Securities Exchange Act

of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (e) "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.11 hereof.


     (f) "Investors" shall mean persons who purchased Shares pursuant to the Series B Agreement.


     (g) "Other Shareholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations by the Company.


     (h) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public.


     (i) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.


     (j) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration,

                                      -2-
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qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel for the Holders (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).


     (k) "Rule 144", shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (l) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (m) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (n) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

     (o) "Shares" shall mean shares of the Company's Series B Preferred Stock.


     1.2  Company Registration.
          --------------------


     (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than the Company's initial public offering, a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

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

          (i)  promptly give to each Holder written notice thereof;  and


          (ii) use its best efforts to include in such registration (and any related registration or qualification under blue sky laws or other compliance), except as set forth in Section 1.2(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above. Such written request may specify all or a part of a Holder's Registrable Securities.


     (b) Underwriting. If the registration of which the Company gives notice is
         ------------
for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. If such registration is the second or any subsequent Company initiated registered offering of the Company's securities to the general public, the Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company's shareholders (including the Holders); provided, however, that the aggregate value of securities (including Registrable Securities) to be included in such registration by the Company's shareholders (including the Holders) may not be so reduced to less than ten percent (10%) of the total value of all securities included in such registration. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.10. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. The Holders acknowledge that the holders of Series A Preferred Stock have certain rights to be included in a registration prior to the Holders.

     If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with
Section 1.10 hereof.

     1.3  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to
Section 1.2 hereof and reasonable fees of one counsel for all the selling shareholders whether pursuant to this Agreement or otherwise (not to exceed $10,000) shall be borne by the Company.

     1.4  Registration Procedures.  In the case of each registration effected by
          -----------------------
the Company pursuant to Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

     (a) Keep such registration effective for a period of one hundred eighty
(180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such one hundred eighty (180) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred eighty (180) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by
Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

     (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is requited to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

     (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

     (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     1.5  Identification.
          --------------

     (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will pay when incurred or promptly reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon writ.-ten information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. it is agreed that the indemnity agreement contained in this Section 1.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

     (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of section 15 of the Securities Act, each other such Holder and Other Shareholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

     (c) Each party entitled to indemnification under this Section 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 1.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties, relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     1.6  Information by Holder.  Each Holder of Registrable Securities shall
          ---------------------
furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

     1.7  Rule 144 Reporting. with a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

     (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety(90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

     (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     1.8  Transfer or Assignment of Registration Rights.  The rights to cause
          ---------------------------------------------
the Company to register securities granted to a Holder by the Company under this
Section 1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 500,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Section 1.

     1.9  "Market Stand-Off" Agreement. If requested by the Company and an
          ----------------------------
underwriter of Common Stock (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the one hundred twenty (120) day period (ninety (90) days with respect to any registration after the Company's initial public offering) following the effective date of a registration statement of the Company filed under the Securities Act, provided that all Holders, officers and directors of the Company enter into similar agreements.

     The obligations described in this Section 1.9 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred twenty (120) day or ninety (90) day period, as applicable.

     1.10  Allocation of Registration Opportunities.  In any circumstance in
           ----------------------------------------
which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other Shareholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and Other Shareholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and Other Shareholders, assuming conversion; provided, however, so that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or Other Shareholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and Other Shareholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and Other Shareholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and Other

Shareholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by shareholders with no registration rights or to include founder's stock or any other shares of stock issued to employees, officers, directors, or consultants pursuant to Company's 1996 Amended and Restated Stock Option Plan. Notwithstanding the foregoing, the Company shall not be required to provide to Holders pro rata rights to the extent the holders of Series A Preferred Stock have rights which are not subject to cutbacks.

     1.11  Delay of Registration.  No Holder shall have any right to take any
           ---------------------
action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.12  Termination of Registration Rights.  The right of any Holder to
           ----------------------------------
request inclusion in any registration pursuant to Section 1.2 shall terminate on the closing of the first Companyinitiated registered public offering of Common Stock of the Company, provided that all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period; provided, however, that the provisions of this Section
1.12 shall not apply to any Holder who owns more than two percent (2%) of the Company's outstanding stock until the earlier of (x) such time as such Holder owns less than two percent (2%) of the outstanding stock of the Company, or (y) the expiration of three years after the closing of the first registered public offering of Common Stock of the Company.


                                   SECTION 2

                                 Miscellaneous
                                 -------------

     2.1  Governing Law.  This Agreement shall be governed in all
          -------------
respects by the laws of the State of California, as if entered into by and between California residents exclusively for performance entirely within California.

     2.2  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     2.3  Entire Agreement; Amendment; Waiver.  This Agreement constitutes the
          -----------------------------------
full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least a majority of the Registrable Shares and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

     2.4  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder, as indicated on the list of Holders attached hereto as Exhibit A, or at such other address as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at 345 East Middlefield Road, Mountain View, CA 94043, Attn: Mr. David Buzby, fax: (415) 940-6471, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective (i) if mailed, five (5) days after mailing and
(ii) if delivered, upon delivery.

     2.5  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

     2.6  Arbitration.  To the fullest extent not prohibited by law, any
          -----------
controversy or claim arising out of or relating to this Agreement or the transactions contemplated hereby, or the breach thereof I shall be settled by final and binding arbitration in accordance with the commercial rules then in effect of the American Arbitration Association ("AAA"), as modified or supplemented under this section. The decision of the arbitrators shall be final and binding and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. If any series of claims arising out of the same or related transactions shall involve claims which are arbitrable under the preceding clause and claims which are not, the arbitrable claims shall first be finally determined before suit may be instituted upon the others. The arbitration panel shall consist of three arbitrators, one arbitrator appointed by the Company, one by a majority of the Holders and a third neutral arbitrator appointed by the AAA. The venue for all arbitration proceedings shall be San Francisco, California. The successful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith.

     2.7  Rights; Separability.  Unless otherwise expressly provided herein, a
          --------------------
Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     2.8  Information Confidential.  Each Holder acknowledges that any
          ------------------------
confidential information received by them pursuant hereto, including, but not limited to, the pendency of any proposed public offering, is for such Holder's use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

     2.9  Titles and Subtitles.  The titles of the paragraphs and subparagraphs
          --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     2.10  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     2.11  Subsequent Closings.  In the event that the Company shall conduct
           -------------------
subsequent sales of Series B Preferred Stock pursuant to and in accordance with the terms of the Series B Agreement, any holder of such shares of Series B Preferred Stock shall be deemed an Investor with all of the rights of an Investor under this Agreement; provided that as a condition thereto such Investor and the Company shall sign a counterpart signature page to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.


                               BEST INTERNET COMMUNICATIONS,
                               INC.


                               By: /s/ David S. Buzby
                                  --------------------------------------

                               Title:  C.F.O.
                                     -----------------------------------

                               HOLDERS:

                                /s/ David S. Buzby
                               -----------------------------------------
                                    David S. Buzby


                                /s/ Robert Leppo
                               -----------------------------------------
                                    Robert Leppo


                                /s/ James R. Zarley
                               -----------------------------------------
                                    Jim Zarley

                                   EXHIBIT A
                                   ---------



                                LIST OF HOLDERS
                                ---------------



Mr. Robert D. Leppo
2340 Vallejo #100
San Francisco, CA 94123

Mr. James Acquistapace
3465 Diablo Avenue
Hayward, CA 94545

MSTC Custodian, FBO Michael S. Erickson IRA
MSTC Acct.  No. 14-50958
Attn: Retirement Plans Department
One Pierrepont Plaza, 10th Floor
Brooklyn, NY 11201
Tax ID # 11-317-9897

TPOC Fund, L.P.
One Baja Court
Corte Madera, CA 94925-1801

David S. Buzby
345 East Middlefield Road
Mountain View, CA 94043

Jim Zarley
345 East Middlefield Road
Mountain View, CA 94043

BI Partners, LLC
c/o Saratoga Associates
108 East Read St.
Baltimore, MD 21202

Michael Erickson
Trustee EFL Trust (10/3/95)
One Birn Street
Corte Madre, CA 94925

Edward & Sue Moltzen IRA
Account = 5991 - 7533
Robert W. Baird & Co.
727 East Wisconsin Ave.
Milwaukee, WI 53201

Peter & Polly Pitshev
Revokable Living Trust (4/11/85)
Boulder City, NV

Edward & Sue Moltzen
Bremmer & Moltzen
33 North Deerborn St.
Chicago, IL 60602